Exhibit 10.1

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

AMENDMENT NO. [ ] TO THE AUTHORIZED PARTICIPANT AGREEMENT

This AMENDMENT No. [ ] TO THE AUTHORIZED PARTICIPANT AGREEMENT (the “Amendment”), dated as of [ ] (the “Effective Date”), is entered into by and among: (i) [ ] the “Authorized Participant”); (ii) Grayscale Investments Sponsors, LLC, except as otherwise specified herein, acting in its capacity as sponsor or manager (the “Sponsor”) of each product listed on Schedule V attached to the AP Agreement (as defined hereinafter), as the same may be amended from time to time by the Sponsor (each, the applicable “Product” when referred to throughout the remainder of this Agreement); and (iii) subject to its acceptance hereof, [ ] (the “Transfer Agent”) of the Product (together, the “Parties”).

WHEREAS, the Parties have entered into that certain Authorized Participant Agreement, [ ] which inter alia governs the creation and redemption of each Product listed on Schedule V, as the same may be amended from time to time by the Sponsor (the “AP Agreement”)”;

WHEREAS, capitalized terms which are not defined in this Amendment shall have the meaning given to them in the AP Agreement;

WHEREAS, the Sponsor and Authorized Participant wish to amend the AP Agreement pursuant to Section 10 thereof, to amend Schedule V, with such amendment to be effective immediately as of the date hereof.

SECTION 1. Schedule V of the AP Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto. Provisions relating to In-Kind Orders in the AP Agreement shall only apply to the Products listed in Exhibit B.

SECTION 2. This Amendment may be executed in one or more counterparts (including those by facsimile or other electronic means, including, without limitation, Docusign), all of which shall constitute one and the same instrument binding on all of the parties hereto, notwithstanding that all parties are not signatory to the original or the same counterpart. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

[Remainder of the page blank; signature page follows.]

Exhibit 10.1

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

[ ] as Authorized Participant
By:
Name:
Title:

By:
Name:
Title:

GRAYSCALE INVESTMENTS SPONSORS, LLC, as Sponsor
By:
Name:
Title:

Accepted by: [ ], as Transfer Agent
By:
Name:
Title:

Exhibit 10.1

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Exhibit 10.1

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Exhibit A

[***]

Exhibit 10.1

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Exhibit B

[***]